September 16, 1997


                  THE ANALYTIC SERIES FUND

                SUPPLEMENT TO THE PROSPECTUS
                     Dated May 12, 1997



Effective on or about September 8, 1997, the information under the heading "GENERAL INFORMATION" on Page 33 is amended as follows:


                     GENERAL INFORMATION

                          CUSTODIAN


     The Fund's custodian will be The Chase Manhattan Bank.


The  information  under  the heading  "SHAREHOLDER  GUIDE  -
PURCHASING SHARES" on Page 36 is amended as follows:


                      SHAREHOLDER GUIDE
                      PURCHASING SHARES

By Wire

Federal funds wiring instructions are:

                  The Chase Manhattan Bank
                       ABA #021000021
       The Analytic Series Fund - (Name of Portfolio)
                    credit DDA 9102791614
             Account Registration:  (your name)
              Account #:  (your account number)



                                          September 16, 1997


                  THE ANALYTIC SERIES FUND

                      SUPPLEMENT TO THE
             STATEMENT OF ADDITIONAL INFORMATION
                     Dated May 12, 1997



Effective on or about September 8, 1997, the information under the heading "CUSTODIAN" is amended as follows:

                   ADDITIONAL INFORMATION

                          CUSTODIAN


      The Fund's custodian will be The Chase Manhattan Bank. Pursuant to the terms of the Custodian Agreement, the Fund will forward to the Custodian the proceeds of each purchase of Fund shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the Fund.